SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(A) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                       [X]
Filed by a Party other than the Registrant    [ ]
                  Check the appropriate box:

[ ]  Preliminary Proxy Statement              [ ]  Confidential, for use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

    ING ADVISORY FUNDS, INC.                           ING MAYFLOWER TRUST
        ING EQUITY TRUST                                ING MUTUAL FUNDS
ING FINANCIAL SERVICES FUND, INC.                ING PRECIOUS METALS FUND, INC.
  ING GROWTH OPPORTUNITIES FUND                  ING SMALLCAP OPPORTUNITIES FUND
   ING INVESTMENT FUNDS, INC.

                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

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(2)  Form, Schedule or Registration Statement no.:

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(3)  Filing Party:

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(4)  Date Filed:

[LOGO]                                                          PLEASE VOTE NOW!

                                    ING FUNDS
         7337 EAST DOUBLETREE RANCH ROAD SCOTTSDALE, ARIZONA 85258-2034

             THE SPECIAL MEETING OF SHAREHOLDERS HAS BEEN ADJOURNED
              AGAIN TO THURSDAY, APRIL 9, 2002, 10:00 AM LOCAL TIME

ING ASIA-PACIFIC EQUITY FUND            ING HIGH YIELD FUND                     ING HIGH YIELD FUND II
ING PRINCIPAL PROTECTION FUND           ING MAGNACAP FUND                       ING LARGECAP GROWTH FUND
ING PRINCIPAL PROTECTION FUND II        ING GROWTH + VALUE FUND                 ING MIDCAP GROWTH FUND
ING MIDCAP OPPORTUNITIES FUND           ING INTERNATIONAL VALUE FUND            ING SMALLCAP GROWTH FUND
ING FINANCIAL SERVICES FUND             ING RESEARCH ENHANCED INDEX FUND        ING PRECIOUS METALS FUND
ING GROWTH OPPORTUNITIES FUND           ING CONVERTIBLE FUND                    ING SMALLCAP OPPORTUNITIES FUND
---------------------------------------------------------------------------------------------------------------

Dear Shareholder:

We have made several attempts to contact you through the mail and over the phone, regarding your shares held in the above mentioned Funds. Your position in the Fund(s) is critical to the outcome of this Special Meeting. Considerable progress has been made in the vote response since the initial Meeting, but we are going to need your help in order to close the polls on these proposals. WE HAVE ADJOURNED THIS MEETING TO 10:00 A.M., LOCAL TIME, ON APRIL 9, 2002 in order to give shareholders additional time to vote their shares.

After careful consideration, the Board of Directors/Trustees unanimously approved the proposals and recommends that shareholders vote "FOR" the proposals. We urge you to review the proposal(s) on the enclosed proxy ballot and vote your shares utilizing one of the convenient methods listed below. By voting your shares, you will help us eliminate the possibility of additional expenses incurred from further solicitation efforts. If you have any questions regarding the Meeting or the execution of your proxy, please call Georgeson Shareholder (toll-free) at (866) 515-0312.

                EVERY VOTE COUNTS, WE NEED YOUR VOTE IMMEDIATELY!

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. YOUR VOTE IS CRITICAL TO ENABLE THE FUNDS TO HOLD THE ADJOURNED MEETING AS SCHEDULED, SO PLEASE VOTE IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Please vote now. There are 4 quick, easy ways to vote.

1.  BY PHONE:     To speak with a proxy specialist call (toll-free) (866)
                  515-0312. Representatives are available to take your vote
                  Monday through Friday between 9 a.m. and 11 p.m. and Saturday 12 p.m. to 6 p.m. Eastern time. Please have your proxy card available at the time of the call.

2.  BY INTERNET:  Go to WWW.PROXYVOTE.COM and enter the 12-digit control number found on your proxy card.

3.  BY FAX:       Complete the enclosed proxy card and fax it to us anytime
                  toll-free at (800) 733-1885.

4.  BY TOUCHTONE: Dial the (toll-free) (800) 690-6903 and follow the simple directions.

You can also mail your completed proxy card in the enclosed postage-paid return envelope, but please use one of the quicker voting methods, if possible, to ensure that we may receive your executed proxy by April 9, 2002. Thank you in advance.

                                    ING FUNDS
         7337 EAST DOUBLETREE RANCH ROAD SCOTTSDALE, ARIZONA 85258-2034

             THE SPECIAL MEETING OF SHAREHOLDERS HAS BEEN ADJOURNED
              AGAIN TO THURSDAY, APRIL 9, 2002, 10:00 AM LOCAL TIME

ING ASIA-PACIFIC EQUITY FUND            ING HIGH YIELD FUND                     ING HIGH YIELD FUND II
ING PRINCIPAL PROTECTION FUND           ING MAGNACAP FUND                       ING LARGECAP GROWTH FUND
ING PRINCIPAL PROTECTION FUND II        ING GROWTH + VALUE FUND                 ING MIDCAP GROWTH FUND
ING MIDCAP OPPORTUNITIES FUND           ING INTERNATIONAL VALUE FUND            ING SMALLCAP GROWTH FUND
ING FINANCIAL SERVICES FUND             ING RESEARCH ENHANCED INDEX FUND        ING PRECIOUS METALS FUND
ING GROWTH OPPORTUNITIES FUND           ING CONVERTIBLE FUND                    ING SMALLCAP OPPORTUNITIES FUND
---------------------------------------------------------------------------------------------------------------

Dear Shareholder:

We have made several attempts to contact you through the mail and over the phone, regarding your shares held in the above mentioned Funds. Your position in the Fund(s) is critical to the outcome of this Special Meeting. Considerable progress has been made in the vote response since the initial Meeting, but we are going to need your help in order to close the polls on these proposals. WE HAVE ADJOURNED THIS MEETING TO 10:00 A.M., LOCAL TIME, ON APRIL 9, 2002 in order to give shareholders additional time to vote their shares.

After careful consideration, the Board of Directors/Trustees unanimously approved the proposals and recommends that shareholders vote "FOR" the proposals. We urge you to review the proposal(s) on the enclosed proxy ballot and vote your shares utilizing one of the convenient methods listed below. By voting your shares, you will help us eliminate the possibility of additional expenses incurred from further solicitation efforts. If you have any questions regarding the Meeting or the execution of your proxy, please call Georgeson Shareholder (toll-free) at (866) 515-0312.

                EVERY VOTE COUNTS, WE NEED YOUR VOTE IMMEDIATELY!

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. YOUR VOTE IS CRITICAL TO ENABLE THE FUNDS TO HOLD THE ADJOURNED MEETING AS SCHEDULED, SO PLEASE VOTE IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Please vote now. There are 4 quick, easy ways to vote.

1.  BY PHONE:     To speak with a proxy specialist call (toll-free) (866)
                  515-0312. Representatives are available to take your vote
                  Monday through Friday between 9 a.m. and 11 p.m. and Saturday
                  12 p.m. to 6 p.m. Eastern time. Please have your proxy card available at the time of the call.

2.  BY INTERNET:  Go to WWW.PROXYVOTE.COM and enter the 12-digit control number found on your proxy card.

3.  BY TOUCHTONE: Dial the (toll-free) (800) 690-6903 and follow the simple directions.

You can also mail your completed proxy card in the enclosed postage-paid return envelope, but please use one of the quicker voting methods, if possible, to ensure that we may receive your executed proxy by April 9, 2002. Thank you in advance.

                                    ING FUNDS
         7337 EAST DOUBLETREE RANCH ROAD SCOTTSDALE, ARIZONA 85258-2034

             THE SPECIAL MEETING OF SHAREHOLDERS HAS BEEN ADJOURNED
              AGAIN TO THURSDAY, APRIL 9, 2002, 10:00 AM LOCAL TIME

ING ASIA-PACIFIC EQUITY FUND            ING HIGH YIELD FUND                     ING HIGH YIELD FUND II
ING PRINCIPAL PROTECTION FUND           ING MAGNACAP FUND                       ING LARGECAP GROWTH FUND
ING PRINCIPAL PROTECTION FUND II        ING GROWTH + VALUE FUND                 ING MIDCAP GROWTH FUND
ING MIDCAP OPPORTUNITIES FUND           ING INTERNATIONAL VALUE FUND            ING SMALLCAP GROWTH FUND
ING FINANCIAL SERVICES FUND             ING RESEARCH ENHANCED INDEX FUND        ING PRECIOUS METALS FUND
ING GROWTH OPPORTUNITIES FUND           ING CONVERTIBLE FUND                    ING SMALLCAP OPPORTUNITIES FUND
---------------------------------------------------------------------------------------------------------------

Dear Shareholder:

We have made several attempts to contact you through the mail and over the phone, regarding your shares held in the above mentioned Funds. Your position in the Fund(s) is critical to the outcome of this Special Meeting. Considerable progress has been made in the vote response since the initial Meeting, but we are going to need your help in order to close the polls on these proposals. WE HAVE ADJOURNED THIS MEETING TO 10:00 A.M., LOCAL TIME, ON APRIL 9, 2002 in order to give shareholders additional time to vote their shares.

After careful consideration, the Board of Directors/Trustees unanimously approved the proposals and recommends that shareholders vote "FOR" the proposals. We urge you to review the proposal(s) on the enclosed proxy ballot and vote your shares utilizing one of the convenient methods listed below. By voting your shares, you will help us eliminate the possibility of additional expenses incurred from further solicitation efforts. If you have any questions regarding the Meeting or the execution of your proxy, please call Georgeson Shareholder (toll-free) at (866) 515-0312.

                EVERY VOTE COUNTS, WE NEED YOUR VOTE IMMEDIATELY!

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. YOUR VOTE IS CRITICAL TO ENABLE THE FUNDS TO HOLD THE ADJOURNED MEETING AS SCHEDULED, SO PLEASE VOTE IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Please vote now. There are 4 quick, easy ways to vote.

1.  BY INTERNET:  Go to WWW.PROXYVOTE.COM and enter the 12-digit control number found on your proxy card.

2.  BY TOUCHTONE: Dial the (toll-free) (800) 690-6903 and follow the simple directions.

You can also mail your completed proxy card in the enclosed postage-paid return envelope, but please use one of the quicker voting methods, if possible, to ensure that we may receive your executed proxy by April 9, 2002. Thank you in advance.